THIS INSTRUMENT WAS PREPARED
BY AND SHOULD BE RETURNED TO:

Thomas E. Schnur, Esq.
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Suite 2600
Chicago, Illinois  60601-1003



                             SUBORDINATION AGREEMENT
                             -----------------------

         THIS SUBORDINATION AGREEMENT dated as of FEBRUARY 25, 1999, is made by and among FINOVA CAPITAL CORPORATION, a Delaware corporation, as contractual representative (together with its successors and assigns, "AGENT"), for itself and certain other institutions ("LENDERS") from time to time parties, as lenders to the Loan Agreement as that term is defined below, 101 REALTY ASSOCIATES, L.L.C., a New Jersey limited liability company ("CREDITOR"), and USA DETERGENTS, INC., a Delaware corporation ("BORROWER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to a certain promissory note dated FEBRUARY 25, 1998 (the "NOTE") in the aggregate principal amount of FOUR MILLION AND NO/100 ($4,000,000.00), Creditor is entitled to receive certain principal and interest payments from time to time from Borrower (such payments and any other payment to Creditor pursuant to such Note or any amendment, supplement or restatement thereof are referred to herein as the "CREDITOR DEBT");

         WHEREAS, pursuant to a certain Amended and Restated Loan and Security Agreement dated of even date herewith, made by Borrower and the Co-Borrowers defined therein, the Agent and the Lenders (together with the Schedule thereto, collectively, as supplemented, amended or modified from time to time, the "LOAN AGREEMENT"), Borrower is indebted to Lenders in the aggregate amount of SIXTY MILLION AND 00/100 DOLLARS ($60,000,000) in principal outstanding from time to time exclusive of accrued interest, charges, expenses, attorneys' fees and other sums chargeable to Borrower by Agent (all such indebtedness, interest, charges and expenses along with any modification, amendment, refinancing or supplement thereto, being hereinafter referred to as the "SENIOR DEBT");

         WHEREAS, as security for the payment of all liabilities and obligations due under the Senior Debt, Borrower has granted to Agent for its benefit and the benefit of the Lenders, among other things, a first Mortgage, Assignment of Rents and Leases, and Security Agreement dated of even date herewith encumbering the property legally described in Exhibit A attached hereto and hereby made a part hereof (the "REAL ESTATE") and the personal property described in said mortgage including, without limitation, its accounts, deposit accounts, goods, equipment, furniture and fixtures (collectively, the "MORTGAGED PROPERTY") (said Mortgage and any other lien or security interest which Agent may obtain now or at any time hereafter in the assets or property of Borrower is collectively referred to herein as the "SENIOR LIEN");

         WHEREAS, as an inducement to and part of the consideration for the loan to Borrower of the Senior Debt, which Creditor acknowledges that Agent and Lenders would be unwilling to do without this Agreement, Creditor has agreed, among other things, (i) to subordinate the Creditor Debt to the Senior Debt,
(ii) to subordinate Creditor's Mortgage and Security Agreement dated FEBRUARY 25, 1998 and recorded MARCH 6, 1998, at Book 5472, Page 79 in the office of the clerk/register of Middlesex, New Jersey (said mortgage is referred to herein as the "SECOND MORTGAGE"), and any other lien which the Creditor may obtain now or at any time hereafter in the assets or property of Borrower (collectively, the "CREDITOR LIEN") to the Senior Lien and (iii) to forebear from foreclosing upon the Second Mortgage or any part of the Mortgaged Property or any other security with respect to the Creditor Debt or otherwise exercising any creditor's remedy or taking any action against any Borrower upon any of its obligations to Creditor until the Senior Debt has been paid in full in cash or otherwise satisfied (as evidenced by the cancellation of the Notes). The term "NOTES" shall mean, collectively, the Amended and Restated Revolving Loan Notes, the Amended and Restated Term Loan A Notes, the Amended and Restated Term Loan B Notes and the Term Loan C Notes, as such terms are defined in the Loan Agreement).

         NOW, THEREFORE, in consideration of the foregoing preambles which are incorporated herein by this reference, the mutual covenants herein contained, and for other good and valuable consideration, it is hereby agreed as follows:

         1. Priority of Liens. Notwithstanding the date, time, manner or order of recording, registration, perfection or attachment of the security interests and liens on the Real Estate or the Mortgaged Property granted by Borrower to either of Agent or Creditor, and notwithstanding the usual application of the priority provisions of any mortgage foreclosure laws or the Uniform Commercial Code as in effect in any jurisdiction or any other applicable law or judicial decision of any jurisdiction, or whether Creditor holds possession of all or any part of the Mortgaged Property, or if the Agent is perfected without filing or possession in any part of the Mortgaged Property, the Senior Lien shall be a first, senior and prior security interest in and lien on the Real Estate and the Mortgaged Property, superior to the Creditor Lien, if any. The priority of liens set forth in the previous sentence states the relative priority of liens of the parties to this Agreement, and no party hereto represents or warrants to any other party that such other party's liens are prior to any lien on the Mortgaged Property of any person who is not a party to this Agreement (except that Borrower represents and warrants to Agent that the Senior Lien is a first lien on the Real Estate and the Mortgaged Property).

         2. Subordination of Creditor Debt.

            a. Creditor hereby subordinates any and all claims now or hereafter owing to it by Borrower under the Creditor Debt to any and all claims of Agent under the Senior Debt (including, without limitation, interest on the Senior Debt paid or accrued after the commencement of an Insolvency Proceeding (as defined below) and payment of or for adequate protection pursuant to any Insolvency Proceeding (as defined below) or mortgage foreclosure proceeding and agrees that all claims of Agent shall be paid in full in cash or otherwise satisfied before any payment (other than an Allowed Payment under subsection 2(b) below) may be made on the Creditor Debt, whether of principal or interest or other charges or advances.

            b. Until all of the Senior Debt has been finally paid, in cash or otherwise satisfied, Borrower shall not make and Subordinated Lender shall not accept any direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, with respect to any Creditor Debt without the prior written consent of Agent, except that
         (i) scheduled monthly payments of interest only under the Note may be paid monthly in arrears, and (ii) certain principal prepayments as permitted in the Loan Agreements (each an "ALLOWED PAYMENT") if, and only to the extent that at the time of any such Allowed Payment no "Event of Default" has occurred and is continuing under the Loan Agreement and no Event of Default would result from the making of such Allowed Payment. In the event that any funds (other than an Allowed Payment) shall be paid or delivered to Creditor before the Senior Debt shall have been paid in full or otherwise satisfied, such funds shall be held in trust by Creditor for and immediately paid and delivered to Agent (in the form received endorsed over to Agent). Creditor further agrees not to sell, assign, transfer or endorse any claim or claims against Borrower to anyone except subject to the terms and conditions of this Agreement.

            c. Creditor agrees that the priority of the Senior Debt set forth above shall continue during any insolvency, receivership, bankruptcy, dissolution, liquidation, or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against Borrower, under any bankruptcy or insolvency law or laws relating to the relief of debtors of any jurisdiction, whether now or hereafter in effect, and in any out-of-court composition, assignment for the benefit of creditors or other arrangement of any kind (collectively, an "INSOLVENCY PROCEEDING"). In the event of any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the Real Estate or the assets or business of Borrower, or the proceeds thereof, or any securities of Borrower to Creditor by reason of any liquidation, dissolution or other winding up of Borrower or its business or by reason of any sale, receivership, insolvency or bankruptcy proceedings or assignment for the benefit of creditors or any proceeding by or against Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, then any payment or distribution of any kind or character, whether in cash, property or securities, which, but for the subordination provisions of this Section 2, would otherwise be payable or deliverable upon or in respect of the Creditor Debt shall instead be paid over or delivered directly to Agent for application to the payment of the Senior Debt to the extent necessary to make payment of the Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution to Agent, and no holder of the Creditor Debt shall receive any such payment or distribution or any benefit therefrom to such extent.

            d. Agent shall have the sole right to control all aspects of liquidation of the Real Estate and the Mortgaged Property and disposition of the proceeds thereof, including all proceedings under any bankruptcy or insolvency statute and the approval of any plan of reorganization of Borrower thereunder.


         3. Forbearance from Exercise of Remedies. As long as the Senior Debt has not been paid in full in cash or otherwise satisfied, Creditor shall not (a) take any action or exercise any remedy against Borrower to enforce the Creditor Debt; or (b) take any action or exercise any remedy against the Real Estate or the Mortgaged Property as a result of any breach or default under the Creditor Debt; or (c) commence, or join with any other creditor of Borrower in commencing, any Bankruptcy, reorganization or insolvency proceeding against Borrower; or (d) take any action or exercise any remedy against any guarantor of or pledgor securing the Senior Debt in order to collect any of the Creditor Debt; or (e) take any action or exercise any remedy against any property or assets of any guarantor of or pledgor securing the Senior Debt; or (f) take any action or exercise any remedy with respect to any securities, equity or otherwise of Borrower pledged to Creditor. Creditor understands and agrees that Agent shall have the right, but shall have no obligation, to cure any default under the Creditor Debt. Notwithstanding anything contained in this Agreement to the contrary, in no event shall Creditor be entitled to receive and retain any securities, equity or otherwise, or other consideration provided in (i) a plan of reorganization or otherwise in connection with any bankruptcy or insolvency proceeding or (ii) any other judicial or nonjudicial proceeding for the liquidation, dissolution or winding up of Borrower or the assets or properties of Borrower in any case until the Senior Debt is paid in full in cash or otherwise satisfied.

         4. Proceeds. The order of priority of liens set forth in Section 1 hereof shall apply to all proceeds of the Real Estate and the Mortgaged Property, including, without limitation, any insurance proceeds payable in the event of loss of, or damage to, the Real Estate and the Mortgaged Property.

         5. Waiver of Marshaling. In the event that the Senior Debt is, or hereafter becomes, secured by property, instruments, documents or agreements other than the Real Estate or the Mortgaged Property (including, without limitation, any pledge securing or guaranty of the Senior Debt by any person), Creditor agrees that Agent shall have no obligation to marshal such other property, instruments, documents, agreements or guaranties before enforcing its rights against the Real Estate or the Mortgaged Property or its rights herein as against Creditor.

         6. Perfection and Release of Liens. Creditor hereby agrees to execute and deliver such documents, instruments, lien releases, assignments and financing statements and do such acts as may be necessary in order for Agent to establish and maintain a first, valid Mortgage on the Real Estate and a first, valid and perfected security interest in the Mortgaged Property. Upon payment and satisfaction in full of the Creditor Debt, Creditor shall cooperate fully in releasing the Creditor Lien, if in existence at such time, as soon as practicable upon the request of Agent.

         7. No Contest of Security Interest. Creditor shall not contest the validity, perfection or enforceability of any lien or security interest granted to Agent by Borrower, and Creditor agrees to cooperate in the defense of any action contesting the validity, perfection or enforceability of such liens or security interests. Nothing in this Agreement shall be construed in any way as limiting a party's right to enforce the order of priorities of liens and debts set forth herein as against any person who is not a party to this Agreement.

         8. Subordination Not Affected, Etc. Nothing in this Agreement shall be construed as affecting or in any way as limiting the extension of new or additional financial accommodation by Agent to Borrower. Notwithstanding the preceding sentence or anything contained in this Agreement to the contrary, none of the provisions of this Agreement shall be deemed or construed to constitute a commitment or an obligation on the part of Agent to make any future loans, advances or other extensions of credit or financial accommodation to Borrower. Creditor understands and agrees that all accrued interest, charges, expenses, attorneys' fees and other liabilities and obligations under the Notes and the Loan Agreement shall constitute part of the Senior Debt, and nothing in this Agreement shall be construed as affecting or in any way as limiting any indulgence granted by Agent with respect to any existing financial accommodation to Borrower. The subordinations effected and the rights created hereby shall not be affected by (a) any amendment of or any addition of or supplement to any instrument, document or agreement relating to the Senior Debt, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any instrument, document or agreement relating thereto, (c) the release, sale, exchange or surrender, in whole or in part, of any part of the Real Estate or the Mortgaged Property or any additional Mortgaged Property to which Agent may become entitled, (d) any release of any guarantor of or pledgor securing the Senior Debt or any security for such pledge or guaranty, or (e) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Senior Debt or any instrument, document or agreement relating thereto or any security therefor or pledge or guaranty thereof, whether or not Creditor shall have had notice or knowledge of any of the foregoing and regardless of whether Creditor shall have consented or objected thereto. Any provision of any document, instrument or agreement evidencing, securing or otherwise relating to the Creditor Debt purporting to limit or restrict in any way Borrower's ability to enter into any agreement with Agent to amend or modify any document, instrument or agreement evidencing, securing or otherwise relating to the Senior Debt shall be deemed void and of no force or effect until the Senior Debt has been repaid in full in cash or otherwise satisfied or the Notes have otherwise been terminated.

         9. Legend. Creditor will cause all agreements, notes, bonds, debentures or other instruments from time to time evidencing the Creditor Debt or any part thereof to contain a specific statement thereon to the effect that the indebtedness evidenced thereby is subject to the provisions of this Agreement, and Borrower agrees to the foregoing.

         10. Voided Payments. To the extent that Borrower makes any payment on the Senior Debt which, within TWELVE (12) months after the date of such payment, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "VOIDED PAYMENT"), then to the extent of such Voided Payment that portion of the Senior Debt which had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from Agent, an "Event of Default" under the Loan Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from Agent of such Voided Payment until the full amount of such Voided

Payment is fully and finally restored to Agent, and until such time the provisions of this Agreement shall be in full force and effect.

         11. Violation of Agreement by Borrower. Borrower agrees not to make any payment whatsoever (other than an Allowed Payment) on the Creditor Debt or consent to or participate in any act which is in violation of the provisions of this Agreement.

         12. Immediate Effect. This Agreement shall be effective immediately upon its execution by each of the parties hereto, and there are no conditions precedent or subsequent to the effectiveness of this Agreement.

         13. Successors and Assigns; Continuing Effect, Etc. This Agreement is being made for the benefit of and shall be binding upon each of Agent, Creditor, Borrower and their respective heirs, executors, personal representatives, successors and assigns, as applicable. Agent is acting as contractual representative for itself and the other Lenders who from time to time are parties to the Loan Agreement, and no such Lenders shall be required to become signatories hereto. Any assignee or transferee shall execute and deliver to the other parties hereto an agreement pursuant to which it becomes a party hereto as fully as if it was a signatory hereto and providing for the effectiveness of this Agreement as to such transferee or assignee and other parties, and the lien and debt priority of such assignee or transferee shall be that of his assignor or transferor. This Agreement shall be a continuing agreement, shall be irrevocable, and shall remain in full force and effect so long as any of the Senior Debt is outstanding and so long as the Notes have not been canceled.

         14. Notification of Defaults. Each of Agent and Creditor shall give written notice to the other of a breach, default or event of default by Borrower under the Senior Debt or the Creditor Debt, respectively; provided, however, that the failure of Agent to give such notice for any reason whatsoever shall not be deemed to be a breach of this Agreement, and the failure to give such notice by Agent or the Creditor shall not affect the effectiveness of any declaration of such breach, default or event of default by Borrower, as the case may be. Creditor understands that, subject to any grace or cure period under its agreements with Borrower, any default by Borrower under the Creditor Debt is, automatically, a default by Borrower under the Senior Debt. Nothing in this Agreement shall be interpreted to limit or to restrict the right of Agent and Creditor to waive any default under their respective documents, and each of Agent and Creditor agrees that any waiver will be in writing and a copy of such waiver shall be provided to the other parties hereto.

         15. Notices. Any notices, consents, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties set forth below, if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch, if transmitted by confirmed telecopy or other means of confirmed facsimile transmission, in any case to the party or parties at the telecopy numbers set forth below:

        If to Agent:                  FINOVA Capital Corporation
                                      355 South Grand Avenue
                                      Suite 2400
                                      Los Angeles, California 90071
                                      Attn:  John Bonano
                                      Telecopy:  (213) 625-2486


                                               with a copy to:

                                      FINOVA Capital Corporation
                                      1000 First Avenue, First Floor
                                      King of Prussia, PA  19406
                                      Attn:  Francis Monzo (Account Executive)
                                      Telecopy:   (610) 354-8476

                                               and an additional copy to:

                                      FINOVA Capital Corporation
                                      1850 North Central Avenue
                                      Phoenix, AZ  85002
                                      Attn:  Joseph D'Amore
                                      Telecopy:  (602) 207-5036

        If to Borrower:               USA Detergents, Inc.
                                      1735 Jersey Avenue
                                      North Brunswick, New Jersey 08902
                                      Attn: Richard D. Coslow, CFO
                                      Telecopy: (732) 545-8764

                                      Fulbright & Jaworski, L.L.P.
                                      666 Fifth Avenue
                                      New York, NY  10103
                                      Attn:  Sheldon Nussbaum, Esq.
                                      Fax:  (212) 752-5958

        If to Creditor:               101 Realty Associates, L.L.C.
                                      c/o Netgrocers, Inc.
                                      112 Corporate Road
                                      North Brunswick, New Jersey 08902
                                      Attn: Fred Horwitz
                                      Telecopy: (732) 745-0450

Any party hereto may designate any other address or telecopy number, as applicable, to which any notices or other communications shall be given by notice duly given hereunder; provided, however, that any such notice of other address or telecopy number shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

         16. Amendments; Modifications. This Agreement may not be modified, altered or amended except by an agreement in writing executed by all of the parties hereto.

         17. Amendment of Other Documents. Each of Creditor and Borrower agree to forbear from modifying, altering or amending any payment amount or payment term of the Creditor Debt without the prior written consent of Agent.

         18. Cost and Expenses of Enforcement. Creditor agrees to pay all costs, legal expenses and attorneys' and paralegals' fees of every kind paid or incurred by Agent in enforcing its rights hereunder including, but not limited to, litigation instituted in a State or Federal Court, as hereinafter provided (including proceedings under the United States Bankruptcy Code) in enforcing its rights in connection with Mortgaged Property or the Senior Debt, or in enforcing this Agreement, or in defending against any defense, cause of action, counterclaim, set off or cross claim based on any act of commission or omission by Agent with respect to the Senior Debt or Mortgaged Property promptly on demand of Agent or other person paying or incurring the same; provided, however, that in the event of litigation between Agent and Creditor, Agent shall only be entitled to recover such costs, fees and expenses if it is the prevailing party in such litigation.

         19. TO INDUCE AGENT TO AFFORD FINANCIAL ACCOMMODATIONS TO BORROWER, CREDITOR IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS AGREEMENT SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE COUNTY OF MARICOPA IN THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT OR ANY LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. CREDITOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID COUNTY AND STATE. CREDITOR HEREBY WAIVES ANY OBJECTION BASED ON FORUM NONCONVENIENS, AND CREDITOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO CREDITOR AT THE ADDRESS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT, OR OTHERWISE.

         20. CREDITOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH CREDITOR MAY NOW HAVE, OR HEREAFTER MAY HAVE, TO ANY ACTION BY AGENT IN ENFORCING THIS AGREEMENT AND RATIFIES AND CONFIRMS WHATEVER AGENT MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT AGENT SHALL NOT BE LIABLE FOR ANY ERRORS OF JUDGMENT OR MISTAKE OF FACT OR LAW. AGENT AND CREDITOR AND EACH ONE OF THEM KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT EITHER OR ANY OF THEM MAY HAVE TO TRIAL BY JURY WITH RESPECT

TO ANY LEGAL PROCEEDING BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH AGENT AND CREDITOR ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO AGENT MAKING THE LOAN TO BORROWER.

         21. Governing Law; Benefit of Agreement. This Agreement shall be governed by and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of Arizona. All of the understandings, agreements, covenants and representations contained herein are solely for the benefit of Agent and Creditor, and there are no other persons who are intended to be benefitted in any way whatsoever by this Agreement.

         22. Severability. In the event any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         23. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         24. Borrowers' Acknowledgment. Borrower hereby consents to this Agreement, agrees to abide by the terms hereof, agrees to make no payments or distributions contrary to the terms and provisions hereof and to do every act and thing necessary to carry out such terms and provisions.

                            [SIGNATURE PAGE FOLLOWS]

                     SUBORDINATION AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                             FINOVA CAPITAL CORPORATION


                                             By: /s/ Ilene M. Gerber
                                                -----------------------------
                                             Its: Vice President
                                                  ---------------------------

                     SUBORDINATION AGREEMENT SIGNATURE PAGE


                                        101 REALTY ASSOCIATES, L.L.C.


                                        By: /s/ Frederick Horowitz
                                           -------------------------------------
                                        Its: Frederick Horowitz, Managing Member
                                            ------------------------------------

                                        By: /s/ Daniel Bergman
                                           -------------------------------------
                                        Its: Daniel Bergman, Managing Member
                                            ------------------------------------

                     SUBORDINATION AGREEMENT SIGNATURE PAGE



                                             USA DETERGENTS, INC.

                                             By: /s/ Uri Evan
                                                --------------------------------
                                             Its: Uri Evan, President & CEO
                                                 -------------------------------


                                             By: /s/ Daniel Bergman
                                                --------------------------------
                                             Its: Daniel Bergman, Secretary
                                                 -------------------------------

STATE OF        New Jersey     )
                               )  SS.
COUNTY OF       Middlesex      )


         I, Toby Leone, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Ilene Gerber of FINOVA Capital Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

      Given under my hand and notarial seal this 22 day of February, 1999.




                                                 Toby Leone
                                        ---------------------------------
                                                Notary Public


                                                    TOBY LEONE
                                           NOTARY PUBLIC OF NEW JERSEY
                                              MY COMMISSION EXPIRES
                                                  MAR. 18, 2001

STATE OF        New Jersey     )
                               )  SS.
COUNTY OF       Middlesex      )


         I, Magdalena Juhasz Beigelbeck, a Notary Public in and for said County, in the State aforesaid, do hereby certify that , Managing Member of 101 Realty Associates, L.L.C., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Managing Member appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said company, for the uses and purposes therein set forth.

      Given under my hand and notarial seal this 19 day of February, 1999.




                                           Magdalena Juhasz Beigelbeck
                                        ---------------------------------
                                                   Notary Public


                                           MAGDALENA JUHASZ BEIGELBECK
                                           NOTARY PUBLIC OF NEW JERSEY
                                       MY COMMISSION EXPIRES JUNE 1, 2002

STATE OF        New Jersey     )
                               )  SS.
COUNTY OF       Middlesex      )


         I, ________________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Uri Evan the ---- President of USA Detergents, Inc., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

      Given under my hand and notarial seal this 19 day of February, 1999.


                                         /s/ Magdalena Juhasz Beigelbeck
                                        ---------------------------------
                                                   Notary Public


                                           MAGDALENA JUHASZ BEIGELBECK
                                           NOTARY PUBLIC OF NEW JERSEY
                                       MY COMMISSION EXPIRES JUNE 1, 2002

                                LEGAL DESCRIPTION
                                -----------------


ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF NORTH BRUNSWICK, COUNTY OF MIDDLESEX, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1 (FORMERLY KNOWN AS ROUTE S-26), WHERE THE SAME IS INTERSECTED BY THE EASTERLY LINE OF LANDS NOW OR FORMERLY OF THE UNITED NEW JERSEY RAILROAD AND CANAL COMPANY, SAID POINT BEING DISTANT SOUTHEASTERLY 128.92 FEET MEASURED AT RIGHT ANGLES FROM THE CENTERLINE OF THE FOUR MAIN TRACTS:

1) ALONG SAID LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1, NORTH 76 DEGREES 45 MINUTES 30 SECONDS EAST, 457.01 FEET TO AN ANGLE IN THE SAME; THENCE

2) STILL ALONG THE SAME, NORTH 80 DEGREES 20 MINUTES EAST, 276.38 FEET TO LANDS NOW OR FORMERLY OF THE TOWNSHIP OF NORTH BRUNSWICK; THENCE

3) ALONG SAID LANDS, SOUTH 9 DEGREES 40 MINUTES EAST, 30.00 FEET TO AN ANGLE IN THE SAME; THENCE

4) STILL ALONG THE SAME, NORTH 80 DEGREES 20 MINUTES EAST, 30.00 FEET TO AN ANGLE IN THE SAME; THENCE

5) STILL ALONG THE SAME, NORTH 9 DEGREES 40 MINUTES WEST, 30.00 FEET TO AFOREMENTIONED LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1; THENCE

6) ALONG SAID LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1, NORTH 80 DEGREES 20 MINUTES EAST, 286.40 FEET TO A POINT OF CURVE IN THE SAME; THENCE

7) STILL ALONG THE SAME EASTERLY ON THE ARC OF A CURVE, CURVING TO THE RIGHT WITH A RADIUS OF 485.00 FEET FOR AN ARC DISTANCE OF 66.18 FEET TO A POINT OF COMPOUND CURVE IN THE SAME; THENCE

8) STILL ALONG THE SAME SOUTHEASTERLY ON THE ARC OF A CURVE, CURVING TO THE RIGHT WITH A RADIUS OF 85.00 FEET FOR AN ARC DISTANCE OF 109.65 FEET TO A POINT OF TANGENCY IN THE SAME; THENCE

9) STILL ALONG THE SAME, SOUTH 9 DEGREES 42 MINUTES EAST, 30.46 FEET TO AN ANGLE IN THE SAME; THENCE


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10)  STILL ALONG THE SAME, NORTH 80 DEGREES 18 MINUTES EAST, 10.07 FEET; THENCE

11)  SOUTH 9 DEGREES 32 MINUTES EAST, 190.03 FEET; THENCE

12)  NORTH 80 DEGREES 28 MINUTES EAST, 139.93 FEET; THENCE

13)  SOUTH 9 DEGREES 32 MINUTES EAST, 721.80 FEET; THENCE

14)  SOUTH 80 DEGREES 28 MINUTES WEST, 589.45 FEET; THENCE

15)  SOUTH 9 DEGREES 32 MINUTES EAST, 104.00 FEET; THENCE

16)  SOUTH 80 DEGREES 28 MINUTES WEST, 95.00 FEET; THENCE

17)  SOUTH 9 DEGREES 32 MINUTES EAST, 170.00 FEET; THENCE

18)  SOUTH 80 DEGREES 28 MINUTES WEST, 185.00 FEET; THENCE

19)  NORTH 9 DEGREES 32 MINUTES WEST, 250.00 FEET; THENCE

20)  SOUTH 80 DEGREES 28 MINUTES WEST, 1025.00 FEET; THENCE

21)  NORTH 9 DEGREES 32 MINUTES WEST, 75.00 FEET; THENCE

22) SOUTH 80 DEGREES 28 MINUTES WEST, 464.98 FEET TO THE EASTERLY LINE OF LANDS OF THE UNITED NEW JERSEY RAILROAD AND CANAL COMPANY; THENCE

23) ALONG SAID LANDS, NORTH 37 DEGREES 43 MINUTES 40 SECONDS EAST, 1408.04 FEET TO THE SOUTHERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1 AND THE POINT OR PLACE OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED LANDS WHICH HAVE BEEN DEDICATED TO THE STATE OF NEW JERSEY FOR THE EXTENSION OF LIVINGSTON AVENUE, KNOWN AS PARCEL 4R50A AS SHOWN ON "NEW JERSEY DEPARTMENT OF TRANSPORTATION GENERAL PROPERTY PARCEL MAP ROUTE U.S. #1, SECTION 5 DEANS ROAD TO ROUTE 26 AND SHOWN EXISTING RIGHT OF WAY AND PARCELS TO BE ACQUIRED IN THE TOWNSHIP OF SOUTH BRUNSWICK AND NORTH BRUNSWICK COUNTY OF MIDDLESEX" DATED JUNE, 1988 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1 THEREIN DISTANT EASTERLY 55.63 FEET FROM THE INTERSECTION OF THE SAME WITH THE EASTERLY LINE OF LANDS NOW OR


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FORMERLY OF THE UNITED NEW JERSEY RAILROAD AND CANAL COMPANY THENCE


1) ALONG SAID LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1, NORTH 76 DEGREES 45 MINUTES 30 SECONDS EAST, 70.69 FEET TO A POINT IN THE NORTHEASTERLY LINE OF LIVINGSTON AVENUE EXTENSION, THENCE

2) ALONG SAID LINE OF LIVINGSTON EXTENSION SOUTHEASTERLY ON THE ARC OF A CURVE, CURVING TO THE LEFT WITH A RADIUS OF 175.00 FEET FOR AN ARC DISTANCE OF 210.62 FEET TO A POINT OF TANGENCY IN THE SAME; THENCE

3) STILL ALONG THE SAME, NORTH 88 DEGREES 11 MINUTES 42 SECONDS EAST, 919.99 FEET TO LANDS NOW OR FORMERLY OF THE STATE OF NEW JERSEY, THENCE

4) ALONG SAID LANDS, SOUTH 9 DEGREES 32 MINUTES EAST, 36.18 FEET TO AN ANGLE IN THE SAME; THENCE

5) STILL ALONG THE SAME NORTH 80 DEGREES 28 MINUTES EAST, 139.93 FEET TO LANDS NOW OR FORMERLY OF NORTH BRUNSWICK MANOR; THENCE

6) ALONG SAID LANDS, SOUTH 9 DEGREES 32 MINUTES EAST, 50.41 FEET TO THE SOUTHWESTERLY LINE OF LIVINGSTON AVENUE EXTENSION; THENCE

7) ALONG SAID LINE OF LIVINGSTON AVENUE EXTENSION WESTERLY ON THE ARC OF A CURVE, CURVING TO THE RIGHT WITH A RADIUS OF 335.00 FEET FOR AN ARC DISTANCE OF
44.93 FEET TO A POINT OF TANGENCY IN THE SAME; THENCE

8) STILL ALONG THE SAME, SOUTH 88 DEGREES 11 MINUTES 42 SECONDS WEST, 1025.50 FEET TO A POINT OF CURVE IN THE SAME; THENCE

9) STILL ALONG THE SAME, NORTHWESTERLY ON THE ARC OF A CURVE, CURVING TO THE RIGHT WITH A RADIUS OF 245.00 FEET FOR AN ARC DISTANCE OF 306.67 FEET TO THE SOUTHERLY LINE OF NEW JERSEY STATE HIGHWAY ROUTE #1 AND THE POINT OR PLACE OF BEGINNING.

THE ABOVE DESCRIPTION IS DRAWN IN ACCORDANCE WITH A SURVEY PREPARED BY CASEY & KELLER DATED FEBRUARY 3, 1997.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

LOT 18.3, BLOCK 143, ON THE OFFICIAL TAX MAP OF THE TOWNSHIP OF NORTH BRUNSWICK IN MIDDLESEX COUNTY.

BEING MORE COMMONLY KNOWN AS 1600 ROUTE 1 NORTH.



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Address:   1600 U.S. Route 1 North
           North Brunswick, New Jersey

           Block 143, Lot 18.3 on the Tax Map of the Township of
           North Brunswick, County of Middlesex and State of New Jersey













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